Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf Scudder Money Market Series (Premium / Prime Reserve), a series of Scudder Money Market Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 5, 2005                  /s/Julian Sluyters
                                Julian Sluyters
                                Chief Executive Officer
                                Scudder Money Market Series (Premium / Prime
                                Reserve), a series of Scudder Money Market Trust

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Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Money Market Series (Premium / Prime Reserve), a series of Scudder Money Market Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 5, 2005                  /s/Paul Schubert
                                Paul Schubert
                                Chief Financial Officer
                                Scudder Money Market Series (Premium / Prime
                                Reserve), a series of Scudder Money Market Trust